Accrued liabilities	6 Months Ended
Jun. 30, 2017
Accrued liabilities
Accrued liabilities

6. Accrued liabilities

Accrued liabilities consist of the following (in thousands):

	June 30,	December 31,
	2017	2016
Consulting and professional fees	$2,573	$1,110
Accrued payable due Taro Pharmaceuticals Industries Ltd.	—	7,500
Accrued interest	430	—
Supply agreement - current portion	2,574	4,207
Employee compensation	1,351	1,554
Other	30	497
Total accrued liabilities	$6,958	$14,868